Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Apr. 30, 2026	Apr. 30, 2025
Assets:
Total investments	$ 392,804	$ 373,259
Receivables:
Employer contributions	361	465
Employee contributions	436	545
Notes receivable from participants	10,691	11,974
Total receivables	11,488	12,985
Net assets available for benefits	$ 404,292	$ 386,244